UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGMENET INVESTMENT COMPANIES

Investment Company Act file number 811-22386

Excelsior Venture Partners III, LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street, 49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Robert Conti, Chief Executive Officer and President

Excelsior Venture Partners III, LLC

c/o Neuberger Berman Investment Advisers, LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

EXCELSIOR
VENTURE PARTNERS III, LLC

INVESTOR REPORT

For the Year Ended

October 31, 2016

EXCELSIOR VENTURE PARTNERS III, LLC

For the Year Ended October 31, 2016

Index	Page Nos.

FINANCIAL INFORMATION

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2

Statement of Assets, Liabilities and Net Assets	3

Statement of Operations	4

Statements of Changes in Net Assets	5

Statement of Cash Flows	6

Financial Highlights	7

Notes to Financial Statements	8 - 14

ADDITIONAL INFORMATION (Unaudited)

Proxy Voting and Form N-Q	15

Information pertaining to the Board of Managers of the Company	16

Information pertaining to the Officers of the Company	17 - 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of

Excelsior Venture Partners III, LLC

We have audited the accompanying statement of Assets, Liabilities and Net Assets of Excelsior Venture Partners III, LLC (the “Company”), including the Schedule of Investments, as of October 31, 2016, and the related Statements of Operations and Cash Flows for the year then ended, and the Changes in Net Assets and the Financial Highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Financial Highlights for each of the three years in the period ended October 31, 2014 were audited by other auditors, and in their opinion dated December 23, 2014, the other auditors expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures the in financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the underlying portfolio companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company, as of October 31, 2016, and the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

December 29, 2016

Excelsior Venture Partners III, LLC
Schedule of Investments
October 31, 2016

Principal Amount/Shares	Private Companies (A),(B),(F),(G)	Acquisition Dates (C)	Cost	Fair Value	% of Net Assets (D)

Liquidating Trusts
Life Sciences
1,999,999	Archemix Liquidating Trust Preferred Series A (H)	08/02 - 11/03	$1,999,999	$-	0.00%
700,000	Archemix Liquidating Trust Preferred Series B (H)	03/04 - 12/05	75,499	-	0.00%
	TOTAL LIQUIDATING TRUSTS - PRIVATE COMPANIES		2,075,498	-	0.00%
Preferred Stocks
Wireless
4,433,333	Ethertronics, Inc. Series B (E)	06/01 - 05/04	6,650,000	10,210,498	42.43%
1,969,205	Ethertronics, Inc. Series C (E)	05/05 - 03/10	2,953,808	4,535,315	18.85%
758,542	Ethertronics, Inc. Series D (E)	03/09	1,137,813	1,747,013	7.26%
556,913	Ethertronics, Inc. Series F (E)	03/16	1,294,873	1,282,637	5.33%
	TOTAL PREFERRED STOCKS - PRIVATE COMPANIES		12,036,494	17,775,463	73.87%

	TOTAL PRIVATE COMPANIES		$14,111,992	$17,775,463	73.87%
	OTHER ASSETS AND LIABILITES			6,287,700	26.13%
	NET ASSETS			$24,063,163	100.00%

(A)	Non-income producing securities, restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted investments at October 31, 2016, aggregated $14,111,992. Total fair value of illiquid and restricted investments at October 31, 2016 was $17,775,463, or 73.87% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date.
(D)	Calculated as fair value divided by the Company’s net assets.
(E)	At October 31, 2016, the Company owned 5% or more of Ethertronics, Inc. voting securities, thereby making Ethertronics, Inc. an affiliate of the Company as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”). Total fair value of securities of affiliates owned by the Company at October 31, 2016 (including investments in controlled affiliates) was $17,775,463, or 73.87% of net assets.
(F)	The estimated cost of the Private Companies at October 31, 2016, for federal income tax purposes aggregated $14,343,003. The net unrealized appreciation for federal income tax purposes was estimated to be $3,432,460. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $5,751,205 and $2,318,745 respectively.
(G)	All investments are based in the United States.
(H)	In addition to the fair value, Archemix unit holders may receive future amounts and possible milestone based earn outs. Contingent payments are subject to numerous risks and uncertainties, and therefore payments may never be earned.

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC
Statement of Assets, Liabilities and Net Assets
October 31, 2016

ASSETS
Unaffiliated issuers, at fair value (Cost $2,075,498)	$-
Non-controlled affliated issuers, at fair value (Cost $12,036,494)	17,775,463
Investments, at fair value (Cost $14,111,992)	17,775,463
Cash and cash equivalents (Note 2)	6,384,679
Other assets	17,071

Total Assets	24,177,213

LIABILITES
Management fee payable	59,825
Audit fee payable	30,000
Administration service fees payable	15,765
Legal fees payable	4,363
Distribution payable to Members	3,008
Custody fees payable	1,089
Total Liabilities	114,050
NET ASSETS	$24,063,163

NET ASSETS consist of:
Members’ capital paid-in*	$146,136,782
Members’ capital distributed	(49,518,579)
Accumulated net investment loss	(15,933,859)
Accumulated realized (loss) on investments	(60,284,652)
Accumulated net unrealized appreciation on investments	3,663,471

Total Net Assets	$24,063,163

Units of Membership Interest outstanding (unlimited number of units authorized, no par value)	295,210
NET ASSET VALUE PER UNIT	$81.51

*Members' capital paid-in consists of contributions from Members which are net of offering costs charged to the Members.

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC
Statement of Operations
For the year ended October 31, 2016

INVESTMENT INCOME:
Interest income	$7,842
Total Investment Income	7,842

EXPENSES:
Management fees	248,955
Board of Managers’ fees	67,500
Legal fees	45,762
Administration service fees	33,108
Audit fees	30,000
Insurance expense	28,755
Printing fees	25,829
Custody fees	18,323
Other fees	14,137
Total Expenses	512,369
NET INVESTMENT LOSS	(504,527)

NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS (Note 2):
Net realized gain/(loss) on unaffiliated investments	(4,037)
Net change in unrealized appreciation on investments	(4,339,759)
NET REALIZED AND CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(4,343,796)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,848,323)

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC
Statements of Changes in Net Assets

	For the Years Ended October 31,
	2016	2015
OPERATIONS:
Net investment loss	$(504,527)	$(781,677)
Net realized gain/(loss) on unaffiliated investments	(4,037)	(5,631,842)
Net change in unrealized appreciation on investments	(4,339,759)	(11,019,123)
Net change in net assets resulting from operations	(4,848,323)	(17,432,642)

NET ASSETS
Beginning of year	28,911,486	46,344,128
End of year	$24,063,163	$28,911,486

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Statement of Cash Flows
For the year ended October 31, 2016

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase/(decrease) in Net Assets resulting from operations	$(4,848,323)
Contributions to Private Companies	(1,294,873)
Proceeds received from investments	13,792
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net realized (gain)/loss on investments	4,037
Net change in unrealized appreciation on investments	4,339,759
Changes in assets and liabilities related to operations
(Increase)/decrease in other assets	16,463
Increase/(decrease) in management fee payable	(17,081)
Increase/(decrease) in audit fee payable	(20,000)
Increase/(decrease) in administration service fees payable	15,765
Increase/(decrease) in legal fees payable	(10,386)
Increase/(decrease) in payable due to purchaser of private funds	(140,254)
Increase/(decrease) in Board of Managers fees payable	(10,500)
Increase/(decrease) in custody fees payable	(2,083)
Increase/(decrease) in other payable	(264)

Net cash provided by (used in) operating activities	(1,953,948)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Members	1,074
Net cash provided by (used in) financing activities	1,074

Net change in cash and cash equivalents	(1,952,874)
Cash and cash equivalents at beginning of year	8,337,553

Cash and cash equivalents at end of year	$6,384,679

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Financial Highlights

	Fiscal Years Ended October 31,
	2016	2015	2014	2013	2012	2011
Per Unit Operating Performance: (1)

NET ASSET VALUE, BEGINNING OF PERIOD:	$97.94	$156.99	$132.43	$172.08	$123.82	$126.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(1.71)	(2.65)	(3.10)	(2.97)	(3.07)	(3.39)
Net realized and change in unrealized gain/(loss) on investments	(14.72)	(56.40)	29.16	(30.68)	57.08	7.29
Net increase/decrease in net assets resulting from operations	(16.43)	(59.05)	26.06	(33.65)	54.01	3.90
DISTRIBUTIONS TO MEMBERS:
Net decrease in Net Assets due to distributions to Members	-	-	(1.50)	(6.00)	(5.75)	(6.50)
NET ASSET VALUE, END OF PERIOD:	$81.51	$97.94	$156.99	$132.43	$172.08	$123.82
TOTAL NET ASSET VALUE RETURN: (1), (2)	(16.79)%	(37.61)%	19.68%	(19.70)%	45.74%	2.93%

RATIOS TO AVERAGE NET ASSETS:
Net Assets, end of period (000's)	$24,063	$28,911	$46,344	$39,095	$50,798	$36,553
Ratios to average Members’ Equity - Net Assets: (3)
Gross expenses	2.01%	1.92%	2.10%	2.08%	2.47%	2.61%
Net expenses	2.01%	1.92%	2.10%	2.08%	2.47%	2.61%
Net investment loss	(1.98)%	(1.92)%	(2.10)%	(2.08)%	(2.47)%	(2.60)%
Portfolio Turnover Rate (4)	0.00%	0.00%	0.00%	0.72%	0.37%	1.51%

1)	Selected data for a unit of Membership Interest outstanding throughout each period.
2)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period and assumes that distributions, if any, were reinvested at the Company’s net asset value as of the quarter-end immediately following the distribution date. The Company’s units are not traded in any market and, therefore, the market value total investment return is not calculated.
3)	Ratios do not reflect the Company’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Private Investment Funds.
4)	Contributions paid to Portfolio Funds are included in the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2016

Note 1 — Organization

Excelsior Venture Partners III, LLC (the “Company”) is a non-diversified, closed-end management investment company, which commenced operations on April 5, 2001. The Company was organized as a Delaware limited liability company on February 18, 2000. The Company registered its initial offering of units under the Securities Act of 1933, as amended (the “Securities Act”). The duration of the Company is ten years (subject to two Board-approved, 2-year extensions, and any subsequent Member-approved extensions) from the final subscription closing, which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members of the Company (“Members”) as soon as is practicable thereafter. On March 17, 2011, the Company’s Independent Managers (the “Board” or “Independent Managers”) authorized the first extension of the duration of the Company until May 11, 2013. On March 21, 2013 the Company’s Independent Managers authorized a second extension of the duration of the Company until May 21, 2015. On June 26, 2015, the Board, and on August 14 2015, a majority of Members, voted to approve the extension of the term of the Company until July 1, 2017 with the ability of the Board to extend for two additional one year periods.

Pursuant to the Registration Statement on Form N-2 (File No. 333-30986), which was originally declared effective on September 7, 2000, the Company was authorized to offer an unlimited number of units of membership interest with no par value. The Company sold 295,210 units in a public offering, which closed on May 11, 2001, for gross proceeds totaling $147,605,000. At the time, units of the Company were made available through Charles Schwab & Co., Inc., the Company’s principal distributor.

The Company incurred offering costs associated with the public offering totaling $1,468,218. Net proceeds to the Company from the public offering, after offering costs, totaled $146,136,782.

The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies (“Private Companies”) and, to a lesser extent, domestic and international private funds (“Private Investment Funds”), negotiated private investments in public companies and international direct investments that the Fund’s investment adviser believes to offer significant long-term capital appreciation. Private Companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered under the Securities Act.

Effective August 14, 2015, Merrill Lynch Alternative Investments LLC (“MLAI”), a subsidiary of Bank of America, N.A. that served as the Company’s prior investment adviser, completed a transaction whereby it transferred its management rights to certain funds, including the Company, to certain subsidiaries of Neuberger Berman Group LLC (“NB”). Upon the close of this transaction, the Company’s former investment advisory agreement with MLAI terminated in accordance with its terms and as required under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and Neuberger Berman Management LLC (“NBM”) became the Company’s investment manager and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) became the Company’s sub-adviser. An Investment Advisory Agreement between the Company and NBM, and a Sub-Advisory Agreement between NBM and NBAA with respect to the Company, were approved by the Company’s Board of Managers on June 15, 2015 and by the Members of the Company at a special meeting held for that purpose on August 14, 2015. Six individuals, formerly of MLAI, joined NB in a similar capacity. On January 1, 2016, NBM transferred to Neuberger Berman Fixed Income LLC (“NBFI”) its rights and obligations pertaining to all services it provides to the Company under the Investment Advisory Agreement. The transfer of the Investment Advisory Agreement from NBM to NBFI was approved by the Company’s Board of Managers on December 18, 2015. Following such transfer, NBFI was renamed Neuberger Berman Investment Advisers LLC (“NBIA” or “Investment Adviser”). NBIA and NBAA are now responsible for the management and operations of the Company, subject to the oversight of the Board of Managers.

Until December 31, 2013, BACA served as investment adviser of the Company. Effective December 31, 2013, Bank of America Capital Advisors LLC (“BACA”) reorganized into its affiliate, MLAI. MLAI assumed all responsibilities for serving as the investment adviser of the Company under the terms of the investment advisory agreement between BACA and the Company. The transfer of the Advisory Agreement from BACA to MLAI was approved by the Company’s Board of Managers on November 25, 2013.

The Board has overall responsibility to manage and supervise the operations of the Company. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation. The Board has engaged the Investment Adviser and Sub-Adviser to provide investment advice regarding the selection of the Portfolio Funds and to manage the day-to-day operations of the Company.

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2016

Note 2 — Significant Accounting Policies and Recent Accounting Pronouncements

A. Basis of Accounting:

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

B. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 (“ASU 2015-07”), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying Accounting Standards Codification 946 Financial Services – Investment Companies. Under the modifications, investments in affiliated and private investment funds valued at net asset value (“NAV”) are no longer included in the fair value hierarchy.

C. Valuation of Investments:

The Company computes its net asset value as of the last business day of each fiscal quarter and at such other times as the Sub-Adviser deems appropriate in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its interests in the Private Companies, Private Investment Funds and other investments. The Board has delegated to the Sub-Adviser general responsibility for determining the fair value of the assets held by the Company. The fair value of the Company’s assets is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a fair value basis and in conformity with GAAP. Accordingly, the fair value measurement is determined based on the estimated price a seller would receive in an orderly transaction at the measurement date. For venture capital companies, there are a range of values that are reasonable for such investments at any particular time. Initially, Private Companies are valued based upon their original cost. The original cost valuation will be adjusted based on either a market or appraisal method of valuation. The private market method will only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method will be based upon such inputs affecting the company such as earnings, net worth, reliable private sale prices of the company’s securities, the market prices for similar securities of comparable companies, an assessment of the company’s future prospects or, if appropriate, liquidation value. The values for the investments referred to in this paragraph will be determined regularly by the Sub-Adviser subject to review and ratification by the Board and, in any event, not less frequently than quarterly. At October 31, 2016, market quotations were not readily available for the investments on the Company’s Schedule of Investments which are valued at $17,775,463, or 73.87% of Net Assets. Such securities were valued by the Sub-Adviser, under the supervision of the Board.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2016

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. An individual Private Company’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Sub-Adviser. The Company considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Private Company within the hierarchy is based upon the pricing transparency of that Private Company and does not necessarily correspond to the Company’s perceived risk of that Private Company.

All of the Company’s investments in the Private Companies have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of October 31, 2016.

	Level 1	Level 2	Level 3	Total
Investments in Private Companies
Liquidating Trusts	$-	$-	$-	$-
Preferred Stocks	-	-	17,775,463	17,775,463
Totals:	$-	$-	$17,775,463	$17,775,463

Valuation Process for Level 3 Fair Value Measurements

The Sub-Adviser employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular review of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses.

Investment in Private	Fair Value at
Company	October 31, 2016	Valuation Techniques(1)
Private Company	$17,775,463	Recent Financing Transaction

(1) In determining certain of these inputs, the Sub-Adviser evaluates a variety of factors including economic conditions, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. The Sub-Adviser also considers the following unobservable inputs in considering the fair value of its investments: financial information obtained from each portfolio company including unaudited financial statements for the most recent period available as compared to budgeted numbers; current and projected financial condition of the portfolio company; current and projected ability of the portfolio company to service its debt obligations; type and amount of collateral, if any, underlying the investment; current financial ratios applicable to each investment; current liquidity of the investment and related financial ratios; pending debt or capital restructuring of the portfolio company; projected operating results of the portfolio company; current information regarding any offers to purchase the investment; current ability of the portfolio company to raise any additional financing as needed. The Sub-Adviser has determined that market participants would take the inputs into account when valuing the investment. Once the Sub-Adviser has estimated the underlying entity’s business enterprise value, a waterfall analysis of the entity’s capital structure is considered.

The valuation of the Company’s Level 3 investments shown in the table above involve quantitative or qualitative inputs or assumptions that may be unobservable, excluding investments for which fair value is based on unobservable inputs that are not developed by the Sub-Adviser such as the net asset value as reported to the Company by the investments for which fair value is determined by recent, pending or expected transactions without adjustment.

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2016

The following table includes a rollforward of the amounts for the year ended October 31, 2016 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

	Preferred	Liquidating
Fair Value Measurements using Level 3 inputs	Stocks	Trusts	Total
Balance as of November 1, 2015	$20,820,349	$-	$20,820,349
Net change in unrealized appreciation/(depreciation) on investments	(4,339,759)	-	(4,339,759)
Contributions	1,294,873	-	1,294,873
Balance as of October 31, 2016	$17,775,463	$-	$17,775,463

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended October 31, 2016.

D. Cash and Cash Equivalents:

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At October 31, 2016, the Company held $6,384,679 in cash equivalents. UMB Bank N.A. serves as the Company’s custodian.

E. Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

F. Security Transactions and Investment Gains and Losses:

Private and Public Companies

Security transactions are recorded on a trade date basis or, in the case of private investments, securities transactions are recorded when the Company has a legal and enforceable right to demand payment. Realized gains and losses on investments sold are recorded on the basis of specific cost. Interest income, adjusted for amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Private Investment Funds

Distributions of cash or in-kind securities from a Private Investment Fund are recorded as a return of capital to reduce the cost basis of the Private Investment Fund until the cost basis reaches zero. Subsequently, any distributions are recorded as realized gains. In-kind securities received from a Private Investment Fund are recorded at fair value. Distributions are recorded when they are received from such Private Investment Fund, as there are no redemption rights with respect to the Private Investment Funds. The Company may also recognize realized losses based upon information received from the Private Investment Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments, within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Private Investment Fund.

G. Income Taxes:

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to the individual Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The Company has a tax year end of December 31.

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2016

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Private Companies for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Companies. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2015, and after adjustment for purchases and sales between December 31, 2015 and October 31, 2016, the estimated cost of the Private Companies at October 31, 2016 for federal income tax purposes aggregated $14,343,003. The net unrealized appreciation for federal income tax purposes on the Private Companies at October 31, 2016 was estimated to be $3,432,460. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $5,751,205 and $2,318,745 respectively.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Sub Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub Adviser reviewed the Company’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Company’s financial statements for the year ended October 31, 2016. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. For the year ended October 31, 2016, the Company did not incur any interest or penalties.

H. Distribution Policy:

Distributions of available cash will be made by the Company at such times and in such amounts as determined by the Board in its sole discretion. Distributions are recorded on the ex-dividend date to Members of record on the record date.

I. Contribution Policy:

Units are issued when contributions are paid. For the year ended October 31, 2016, no additional units were issued.

J. Restrictions on Transfers:

Limited liability company interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests without the prior written consent of the Board, which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

K. Fees of the Private Investment Funds:

Each Private Investment Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Private Investment Funds. These fees are reflected in the valuations of the Private Investment Funds and are not reflected in the ratios to average net assets in the Financial Highlights of the Company.

L. Expenses:

The Company records expenses on an accrual basis. Such accruals require management to make estimates and assumptions that affect the reported amounts, which is consistent with GAAP.

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2016

Note 3 — Investment Advisory Fee, Administration Fee and Related Party Transactions

As disclosed in the Company’s registration statement, for the services provided, the Investment Adviser was entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter. Effective November 1, 2010, the Company’s management fees are calculated based on average quarterly net assets. This change was made in accordance with the Company’s Advisory Agreement. In prior years, management fees were calculated based on end of quarter net asset value.

As of October 31, 2016, $59,825 was payable to the Investment Adviser for management fees.

Until December 31, 2009, in addition to the management fee, the Investment Adviser was entitled to allocations and distributions equal to the incentive carried interest. The incentive carried interest was an amount equal to 20% of the excess, if any, of the Company’s cumulative realized capital gains on Private Companies, over the sum of (i) cumulative realized capital losses on investments of any type, (ii) cumulative gross unrealized capital depreciation on investments of any type and (iii) cumulative net expenses. As of December 31, 2009, the incentive carried interest was eliminated and could no longer be allocated to the Investment Adviser.

Pursuant to an Administration and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation, and investor services to the Company. In consideration for its services, the Company pays the Administrator a quarterly fee of 0.0325% (0.13% on an annualized basis) of the net assets as of the start of business on the first business day of each calendar quarter. For the year ended October 31, 2016, the Company incurred administration fees totaling $33,108.

Effective February 1, 2016, the Independent Managers are each paid an annual retainer of $22,000. Until January 31, 2016, the Independent Managers received $10,000 as an annual retainer and the Chairman of the Board received an additional $1,000 annual retainer. Also, each Independent Manager received $2,000 per quarterly meeting attended. In addition, each Independent Manager received $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting. For each audit committee meeting attended, Committee members received $1,500, while the Chairman of the Audit Committee received an additional $1,000 retainer. Each Independent Manager is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of NBM, or its subsidiaries, who serves as an officer, manager or employee of the Company, receives any compensation from the Company.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Private Investment Funds or the Private Companies in which the Company invests and with companies in which the Private Investment Funds invest.

Note 4 — Purchases and Sales of Securities

The Company’s purchases and proceeds received from the sale of investments and distributions received from Private Companies for the year ended October 31, 2016 were as follows:

Purchases	Proceeds
$1,294,873	$-

Note 5 — Capital Commitments from Members

As of October 31, 2016, each Member has contributed 100% of its share of the total $147,605,000 in capital commitments to the Company.

Note 6 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive dividends from affiliated companies during the year ended October 31, 2016. Transactions with companies, which are or were affiliates, were as follows:

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2016

			For the year ended October 31, 2016
Non-Controlled Affiliates	Shares/ Principal Amount Held at October 31, 2015	October 31, 2015 Fair Value	Purchases/ Conversion Acquisition	Sales Proceeds/ Conversion	Realized Gain/(Loss)	Shares/ Principal amount held at October 31, 2016	October 31, 2016 Fair Value
Ethertronics, Inc., Series B	4,433,333	$12,889,612	$-	$-	$-	4,433,333	$10,210,498
Ethertronics, Inc., Series C	1,969,205	5,725,328	-	-	-	1,969,205	4,535,315
Ethertronics, Inc., Series D	758,542	2,205,409	-	-	-	758,542	1,747,013
Ethertronics, Inc., Series F	-	-	1,294,873	-	-	556,913	1,282,637

Total		$20,820,349	$1,294,873	$-	$-		$17,775,463

Note 7 — Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Note 8 — Concentrations of Market, Credit and Industry Risk

The Company invests in Private Investment Funds and Private Companies. This portfolio strategy presents a high degree of business and financial risk due to the nature of the Private Companies and the underlying portfolio companies in which Private Investment Funds invest, which may include entities with little operating history, minimal capitalization, or operations in new or developing industries.

The Company may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Company’s investments in the Private Investment Funds and Private Companies, such risks are limited to the Company’s investment in each Private Investment Fund and Private Company, which is the current value set forth in the Schedule of Investments.

Note 9 — Liquidity Risk

The Company focuses its investments in the securities of domestic venture capital and other private companies and, to a lesser extent, in domestic and international private funds, negotiated private investments in public companies and international direct investments that NBM believes offer significant long-term capital appreciation.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

Note 10 — Subsequent Events

The Company has evaluated all events subsequent to the balance sheet date of October 31, 2016, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

Proxy Voting and Form N-Q (Unaudited)

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company at 212-476-8800 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended October 31, 2016.

The Company files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The Company’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Company at 212-476-8800.

Excelsior Venture Partners III, LLC

Company Management (Unaudited)

				Number of
				Portfolios in
	Position(s)	Term of Office		Fund Complex
	Held with the	and Length of	Principal Occupation During Past Five Years and Other	Overseen by
Name, Address and Age	Company	Time Served	Directorships Held	Manager *
Disinterested Managers

Alan Brott c/o Excelsior Venture Partners III, LLC 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (Born 1942)	Manager	Term Indefinite; Length- since August 2015	Consultant (since 10/91); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Man FRM Alternative Multi-Strategy Fund LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Custody Client LLC, NB Crossroads Private Markets Fund IV (TI) – Custody Client LLC and UST Global Private Markets Fund, LLC. He is also a director of Grosvenor Registered Multi-Strategy Master Fund, LLC, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, and Grosvenor Registered Multi-Strategy Fund (W), LLC, and a director of Stone Harbor Investment Funds (7 funds) Stone Harbor Emerging Markets Income Fund and Stone Harbor Emerging Markets Total Income Fund.	11

Victor F. Imbimbo, Jr. c/o Excelsior Venture Partners III, LLC 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (Born 1952)	Manager	Term Indefinite; Length- since Company Inception	President and CEO of Caring Today, LLC, the publisher of Caring Today Magazine, the leading information resource within the family caregivers market; Former Executive Vice President of TBWA\New York and Former President for North America with TBWA\WorldHealth, a division of TBWA Worldwide, where he directed consumer marketing program development for healthcare companies primarily within the pharmaceutical industry. Mr. Imbimbo serves as a manager of Man FRM Alternative Multi-Strategy Fund LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC and Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Custody Client LLC, NB Crossroads Private Markets Fund IV (TI) – Custody Client LLC and UST Global Private Markets Fund, LLC.	11

Stephen V. Murphy c/o Excelsior Venture Partners III, LLC 325 North Saint Paul St. 49th Floor Dallas, TX 75201 (Born 1945)	Manager	Term Indefinite; Length- since Company Inception	Mr. Murphy serves as a manager of Man FRM Alternative Multi-Strategy Fund LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC and Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Custody Client LLC, NB Crossroads Private Markets Fund IV (TI) – Custody Client LLC and UST Global Private Markets Fund, LLC, and as director of The First of Long Island Corporation, The First National Bank of Long Island.	11

* The “Fund Complex” consists of Excelsior Venture Partners III, LLC, Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund IV (TE) – Custody Client LLC, NB Crossroads Private Markets Fund IV (TI) – Custody Client LLC and UST Global Private Markets Fund, LLC.

Excelsior Venture Partners III, LLC

Company Management (Unaudited)

Information pertaining to the Officers of the Company is set forth below.

Name, Position(s) Held with Registrant, Year of Birth and	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Address*
Corey A. Issing, Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer (1978)	Term — Indefinite; Length — since 2016	General Counsel and Head of Compliance– Mutual Funds since 2016 and Senior Vice President, NBIA, since 2013, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Vice President (2009 – 2013) Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), fifteen registered investment companies for which the Investment Adviser acts as investment manager and/or administrator; Anti- Money Laundering Compliance Officer, fifteen registered investment companies for which the Investment Adviser acts as investment manager and/or administrator.
Mark Bonner, Assistant Treasurer (1977)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2015; Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006-2015); Manager, Advent International Corporation (2004-2006); Senior Associate, PricewaterhouseCoopers LLP (1999-2004).
Claudia A. Brandon, Executive Vice President and Secretary (1956)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, the Investment Adviser, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, the Investment Adviser, 2000 to 2008; formerly, Vice President, the Investment Adviser, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).
Robert Conti, Chief Executive Officer and President (1956)	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003; President and Chief Executive Officer, NB Management, since 2008; formerly, Senior Vice President, NB Management, 2000 to 2008.
Agnes Diaz, Vice President (1971)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2012; Employee, the Investment Adviser, since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2013).
Sheila James, Assistant Secretary (1965)	Term — Indefinite; Length — since 2015	Vice President, Neuberger Berman, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger Berman, 2007; formerly, Employee, the Investment Adviser, 1991 to 1999; Assistant Secretary, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).
Brian Kerrane, Vice President (1969)	Term — Indefinite; Length — since 2015	Managing Director, Neuberger Berman, since 2014; Vice President, the Investment Adviser, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, Position(s) Held with Registrant, Year of Birth and Address*	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Josephine Marone, Assistant Secretary (1963)	Term — Indefinite; Length — since 2015	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007.
John M. McGovern, Treasurer (1970)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007; Employee, the Investment Adviser, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which the Investment Adviser acts as investment manager and administrator, 2002 to 2005.
Joshua Miller, Vice President (1978)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, (since 2004). Principal and Chief Operating Officer of NB Private Equity’s Private Investment Portfolios (since 2010).
Chamaine Williams, Chief Compliance Officer (1971)	Term — Indefinite; Length — since 2015	Senior Vice President, Neuberger Berman, since 2007; Chief Compliance Officer, the Investment Adviser, since 2006; Chief Compliance Officer, ten registered investment companies for which the Investment Adviser acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. The Registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 866-637-2587 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Stephen V. Murphy possesses the technical attributes to qualify as an "audit committee financial expert," and has designated Mr. Murphy as the audit committee's financial expert. Mr. Murphy is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Tait, Weller & Baker, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended October 31, 2016 was $30,000.

The aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended October 31, 2015 was $50,925.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed $0 for review of the Registrant’s tax return for the fiscal year ended October 31, 2016.

The principal accountant for the audit of the Registrant's annual financial statements billed $0 for review of the Registrant’s tax return for the fiscal year ended October 31, 2015.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) The Registrant's audit committee will pre-approve (i) all audit and non-audit services that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2016, were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2015, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote any proxies the Registrant may receive to the Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”).

NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines.

NBIA’s guidelines adopt the voting recommendations of Glass Lewis. NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NBIA and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of October 31, 2016:

Neuberger Berman Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

John P. Buser is a Managing Director of Neuberger Berman and Global Head of the Private Investment Portfolios practice for Neuberger Berman. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity, Northbound and Secondary Investment Committees. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his J.D. from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a B.S. in accounting from Kansas State University.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment and Latin America Private Equity Investment Committees. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chair of the Board of Trustees of the University of Texas School of Law and as an Advisory Board Member of the McCombs School of Business at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment, Latin America Private Equity and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including mergers and acquisitions, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BCVA – British Private Equity & Venture Capital Association.

Jonathan D. Shofet is a Managing Director of Neuberger Berman and a member of the Private Investment Portfolios and Latin America Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division for five years, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of Castlelake Airline Credit, Castlelake Credit Strategies, Chambers Energy Capital, ComVest Investment Partners, DFJ Gotham, DFW Capital, Edison Venture Fund, Garrison Opportunities Fund, LLR Partners, NewSpring Capital, Platinum Equity, Siris Partners, Tengram Capital Partners and Wayzata Opportunities Fund. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman funds. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. While at Mason Best, Mr. Smith served in a number of roles, including executing private equity investments and dispositions, arranging transaction financing and restructuring underperforming investments. Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith sits on the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He is also a director of National Autotech Inc. and has also served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Co-Investment, Private Investment Portfolios, Latin America Private Equity and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg is also a member of the Neuberger Berman Risk Committee. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of Neuberger Berman Private Equity and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to starting at Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts with approximately $3.5 billion in assets under management. Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is a Managing Director of Neuberger Berman and a leader of the Firm’s Private Investment Portfolios practice. He is also a member of the Athyrium, Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. There, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

James Bowden is a Managing Director of Neuberger Berman. Previously, Mr. Bowden was a Managing Director at Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a Partner within Neuberger Berman Alternatives.  Within the alternatives business, she is responsible for managing a bespoke Co-Investment Separate Account and leading the NorthBound Emerging Managers Private Equity Fund, a private equity fund which invests in private equity partnership interests and co-investments. She is also a member of the Co-Investment, Private Investment Portfolios, and NorthBound Investment Committees.  Before the management buyout of Neuberger, Ms. Zollar co-headed and co-founded the Lehman Brothers Partnership Solutions Group (“PSG”), a Wall Street business focused on developing strategic opportunities with women- and minority-owned financial services firms. The innovation of the Partnership Solutions Group was chronicled in a case study for the Harvard Business School. Before rejoining Lehman Brothers in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs.  Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her B.S., with highest distinction, from North Carolina A&T State University, where she formerly served as Chairperson of the Board of Trustees and is the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council and serves on the executive board of the National Association of Investment Companies and The Apollo Theater.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of October 31, 2016:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of October 31, 2016, unless indicated otherwise.

John P. Buser

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$9,015,800,000	36	$12,714,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees

4	$484,100,000	28	$9,015,800,000	36	$12,714,900,000

John H. Massey

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000
Registered Investment		Pooled Vehicles Managed		Other Accounts
Companies Managed				Managed
Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees

4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees

4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees

4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

Brien P. Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees

4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees

4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$9,015,800,000	36	$12,714,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees

4	$484,100,000	28	$9,015,800,000	36	$12,714,900,000

Peter J. Von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees

4	$484,100,000	30	$8,874,200,000	34	$12,484,900,000

James Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	12	$1,848,500,000	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees

4	$484,100,000	12	$1,848,500,000	0	N/A
Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number	Total Assets	Number	Total Assets	Number	Total Assets
4	$484,100,000	28	$9,015,800,000	36	$12,714,900,000

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed

Number with Performance-Based Fees	Total Assets with Performance- Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees	Number with Performance-Based Fees	Total Assets with Performance-Based Fees

4	$484,100,000	28	$9,015,800,000	36	$12,714,900,000

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of October 31, 2016:

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Fund Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance. In particular, the bonus for a Portfolio Fund Manager is determined by using a formula and may or may not contain a discretionary component. If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

•	Employee-Owned Equity. An integral part of our management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals. Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), our Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three year-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.

Further, employees may have purchased vested equity through our Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2017 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.

In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that we continue align the interests of our employees with the interests of our clients.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

•	Contingent Compensation. Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the "CCP") to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Disclosure of Securities Ownership.

As of October 31, 2016, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics – see item 2.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Excelsior Venture Partners III, LLC

By: /s/ Robert Conti

Robert Conti

Chief Executive Officer and President

Date: January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti

Robert Conti

Chief Executive Officer and President

(Principal Executive Officer)

Date: January 9, 2017

By: /s/ John M. McGovern

John M. McGovern

Treasurer

(Principal Financial Officer)

Date: January 9, 2017